Exhibit 99.1

Star Equity Holdings and Hudson Global Sign Definitive Merger Agreement

Accretive Combination Increases Scale, Diversifies Revenue Streams, and Leverages Corporate

Overhead and Public Company Costs

Better Positions both Companies to Accelerate Growth and Maximize Shareholder Value

Companies to Host a Joint Conference Call on May 22 at 10:00 am ET to Discuss the Merger

Old Greenwich, CT. – May 21, 2025: Star Equity Holdings, Inc. (“Star”) (Nasdaq: STRR; STRRP) and Hudson Global, Inc. (“Hudson”) (Nasdaq: HSON) (the “Companies”), announced today the signing of a definitive merger agreement (the “Merger”). Pursuant to the Merger, Star will merge with and into a wholly owned subsidiary of Hudson to form “NewCo”.

Prior to signing this Merger agreement, both Companies’ Boards of Directors established independent special committees to evaluate the benefits of the potential Merger. While the terms of the Merger have been approved by both special committees and each of the Companies’ respective Boards of Directors, closing is subject to regulatory approvals as well as the affirmative votes of Hudson and Star shareholders at their respective shareholder meetings to be held later this year. The Boards of Directors of Hudson and Star have recommended that the respective shareholders of HSON and STRR vote FOR the Merger at these meetings.

Transaction Highlights

•	Scale: Creates larger multi-sector holding company (with pro-forma annualized revenues of $210 million) on better path to eventually getting added to the Russell 2000 index.

•	Profitability: NewCo goal of $40 million in Adjusted EBITDA by 2030.

•	Synergies: At least $2 million of annualized cost savings projected within 12 months of the completion of the Merger, equating to approximately $0.57 in incremental pro-forma EPS.

•	NOL Utilization: NewCo more likely to utilize its $240 million (1) US Federal net operating losses (“NOL”) than Hudson standalone.

•	Owner Mindset: Board and management currently own approximately 24% (2) of NewCo’s pro-forma shares outstanding and expect to own more over time.

•	Greater revenue diversity by constituting NewCo as a holding company and adding new business segments from Star.

•	Increased ability to finance growth, including acquisitions, by leveraging NewCo’s strong pro-forma balance sheet and credit profile.

•	Increased ability to monetize or raise capital for NewCo’s business units at private market values.

Transaction Details

•	The Merger will be a stock-for-stock transaction.

•	Star will merge with and into a wholly owned subsidiary of Hudson, and Hudson will be the surviving public entity.

•

Hudson will acquire all the outstanding common and preferred shares of Star, issuing 0.23 shares of HSON common stock for each share of STRR common stock, approximately in line with the 20-day VWAP trading ratio between the two stocks.

(1)	As of December 31, 2024.
(2)	Includes unvested and unissued RSUs as of 3/31/2025.

•	Hudson will issue preferred stock with identical terms to Star’s preferred stock to be exchanged on a one-for-one basis.

•	Upon completion of the Merger, Hudson shareholders will own approximately 79% of NewCo, and Star shareholders will own approximately 21% of NewCo’s estimated 3.49 million shares outstanding.

•	Pending regulatory and shareholder approvals, the Merger is anticipated to close in the second half of 2025.

Jeff Eberwein, CEO of Hudson, said, “We are pleased to announce the signing of this merger agreement, a combination we believe will create more shareholder value than either company could achieve independently. We expect NewCo’s operating businesses to flourish inside NewCo’s holding company structure, as time and resources previously spent on public company and corporate matters can now be dedicated to organic and inorganic growth opportunities at the operating level. We believe the cost savings and diversification of revenue streams will provide considerable value to shareholders.”

Rick Coleman, Star’s CEO, noted, “Since Star converted to its holding company structure in 2019, our goal has been to acquire attractive businesses, either to complement our existing platforms, or to establish new growth platforms. While we have completed and continue to work on various M&A initiatives, this transaction is transformative for Star. Star’s shareholders will benefit from the combined company’s greater scale, profitability, and stock trading liquidity, as well as the financial advantages of increased market capitalization, and the utilization of Hudson’s sizable NOL. We look forward to leveraging all of these benefits to maximize shareholder value.”

Following the completion of the Merger, NewCo will have four reporting segments: Building Solutions (consisting of KBS Builders, EdgeBuilder-Glenbrook, and Timber Technologies), Business Services (Hudson RPO), Energy Services (Alliance Drilling Tools), and Investments. The Merger is expected to have no impact on clients, employees, or the brand names of any of NewCo’s operating businesses. NewCo’s board of directors is expected to be composed of the three independent directors from each of Hudson and Star, as well as Jeff Eberwein. NewCo management will include Jeff Eberwein as CEO and Rick Coleman as COO.

As of the date of this announcement, Mr. Eberwein, Hudson’s CEO, owns 455,390 (3) shares of HSON common stock, and as Executive Chairman of Star, owns 826,530 (3) shares of STRR common stock and 1,182,414 shares of STRRP preferred stock.

Star’s special committee was advised by Oberon Securities (financial) and Littman Krooks (legal). Hudson’s special committee was advised by Houlihan Lokey (financial) and Morgan Lewis (legal).

A Form 8-K related to the Merger agreement will be filed with the SEC. Interested parties can access this information by visiting the SEC website www.sec.gov or by visiting Hudson’s website www.hudsonrpo.com or Star’s website www.starequity.com.

NOL Carryforward

As of December 31, 2024, Hudson had $240 million of usable NOLs in the U.S., which the Company considers to be a very valuable asset for its stockholders. In order to protect the value of the NOL for all stockholders, Hudson has a rights agreement and charter amendment in place that limit beneficial ownership of Hudson common stock to 4.99%. Stockholders who wish to own more than 4.99% of Hudson common stock, or who already own more than 4.99% of Hudson common stock and wish to buy more, may only acquire additional shares with the Board’s prior written approval.

As of December 31, 2024, Star had $44.6 million of U.S. Federal and $17.6 million of state NOLs, which Star considers to be valuable assets for its stockholders. Certain of these NOLs will expire in 2025 through 2044 unless previously utilized. In order to protect the value of the NOL for all stockholders, Star has a rights agreement and charter amendment in place that limit beneficial ownership of Star’s common stock to 4.99%. Stockholders who wish to own more than 4.99% of Star common stock, or who already own more than 4.99% of Star common stock and wish to increase their holdings, may only acquire additional shares with the Board’s prior written approval.

(3)	Includes unvested and unissued RSUs as of 3/31/2025.

Conference Call Details

Hudson and Star will host a joint audio and slides conference call on Thursday, May 22, 2025, at 10:00 am ET to discuss the Merger.

Live conference call:	All interested persons are invited to attend the call and should dial 833-816-1383 (USA) or 412-317-0476 (International), approximately 10 minutes prior to the start of the conference call.

Live Webcast:	The live audio webcast of the conference call can be accessed via the Internet, on a listen-only basis on both Company’s websites, or by clicking the following link: https://edge.media-server.com/mmc/p/3jxd3ppo/.

Investor Deck:	The Companies will be utilizing an investor presentation as an accompaniment to the live call, which will be available by visiting Hudson’s website www.hudsonrpo.com or Star’s website www.starequity.com, Investor Relations sections under Events.
Archived Webcast:	The online archive of the webcast will be available on each Company’s website shortly after the call.

About Hudson Global, Inc.

Hudson Global, Inc. is a leading global total talent solutions provider operating under the brand name Hudson RPO. We deliver innovative, customized recruitment outsourcing and total talent solutions to organizations worldwide. Through our consultative approach, we develop tailored talent solutions designed to meet our clients’ strategic growth initiatives. As a trusted advisor, we meet our commitments, deliver quality and value, and strive to exceed expectations.

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company with three divisions: Building Solutions, Energy Services, and Investments.

Building Solutions

Our Building Solutions division operates in three businesses: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Energy Services

Our Energy Services division engages in the rental, sale, and repair of downhole tools used in the oil and gas, geothermal, mining, and water-well industries.

Investments

Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets, (iv) statements regarding the anticipated timing and benefits of the Merger and (v) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the part of the Companies. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon each Company’s current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which each Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, Hudson’s and Star’s ability to complete the Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed Merger; risks related to diverting the attention of Hudson and Star management from ongoing business operations; failure to realize the expected benefits of the Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that the businesses of Hudson and Star will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for NewCo following the Merger, including the uncertainty of expected future financial performance and results of the combined company; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Hudson’s common stock or Star’s common stock or preferred stock; the possibility that, if NewCo does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of its common stock could decline; the substantial amount of debt of Star and Star’s ability to repay or refinance it or incur additional debt in the future; Star’s need for a significant amount of cash to service and repay the debt and to pay dividends on Star’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business of Star; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations or trade; the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; high costs of regulatory compliance; the liability and compliance costs related to regulatory compliance, including regarding environmental regulations applicable to Star; existing or increased competition; risks to the price and volatility of the common stock of Hudson or Star and of Star’s preferred stock; the ability of Hudson or Star to execute on its business strategy (including any cost reduction plans);failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; the continued demand for and market acceptance of the services of Hudson and Star, as applicable; and other risks and uncertainties affecting Hudson and Star, including those described under the caption “Risk Factors” and elsewhere in each of Hudson’s and Star’s Securities and Exchange Commission (“SEC”) filings and reports, including Hudson’s Annual Report on Form 10-K for the year ended December 31, 2024, Star’s Annual Report on Form 10-K for the year ended December 31, 2024, and future filings and reports by either Company.

This release reflects management’s views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Participants in the Solicitation

Hudson, Star, and their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Hudson’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Hudson is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 14, 2025, and in subsequent documents filed with the SEC. Information about Star’s directors and officers is available in Star’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 21, 2025, and in subsequent documents filed with the SEC. Additional information will be made available to you regarding the persons who may be deemed participants in the proxy solicitations and their direct and indirect interests (by security holdings or otherwise) in the Merger and related transactions in a registration statement on Form S-4 (the “Form S-4”) that will contain a joint proxy statement of Hudson and Star (the “Proxy Statement”) and prospectus, and other relevant materials, each that will be filed with the SEC and disseminated to stockholders when they become available. Instructions on how to obtain free copies of this document and, when available, the Form S-4 and Proxy Statement, are set forth below in the section headed “Additional Information and Where to Find It”.

This joint press release relates to the proposed merger transaction involving Hudson and Star and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Hudson will file the Form S-4 and Proxy Statement and prospectus. This joint press release is not a substitute for the Form S-4, the Proxy Statement or for any other document that Hudson or Star may file with the SEC and or send to its stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF HUDSON AND STAR ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HUDSON, STAR, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

No Offer or Solicitation

This joint press release does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Hudson and Star with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Hudson with the SEC will also be available free of charge on Hudson’s website at www.hudsonrpo.com and copies of the documents filed by Star with the SEC will also be available free of charge on Star’s website at www.starequity.com.

For more information contact:

Investor Relations The Equity Group Lena Cati 212-836-9611 / lcati@theequitygroup.com	Hudson ir@hudsonrpo.com Star admin@starequity.com